EXHIBIT 10.5

                                                              EXECUTION VERSION

                         CONSENT AND SIXTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Consent and Amendment"), dated as of May 15, 2000, is entered into by and among:

                  (1) BELL MICROPRODUCTS INC., a California corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Restated Credit Agreement referred to in Recital A below (the "Banks");

                  (3) CALIFORNIA BANK & TRUST, a California banking corporation, as administrative agent for the Banks (in such capacity, "Administrative Agent"); and

                  (4) UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), as collateral agent thereunder (in such capacity, "Collateral Agent").


                                    RECITALS

         A. Borrower, the Banks, Administrative Agent and Collateral Agent are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, (iii) that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, (iv) that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999 and (v) that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999 (as amended, the "Restated Credit Agreement").

         B. Borrower has recently informed Administrative Agent, Collateral Agent and the Banks that (i) it intends to form a new, wholly-owned Subsidiary that will engage in a certain merger transaction as more specifically described in subparagraph 2(a) below and (ii) it intends to acquire all or substantially all of the assets of another corporation in an asset acquisition transaction as more specifically described in subparagraph 2(b) below. Because both the merger transaction and the asset acquisition transaction would violate certain covenants of Borrower contained in the Restated Credit Agreement, Borrower has requested the Banks, Administrative Agent and Collateral Agent to waive compliance with such covenants in connection with such transactions.

         C. In addition, Borrower has requested Administrative Agent, Collateral Agent and the Banks to amend the Restated Credit Agreement in certain respects.

         D. The Banks, Administrative Agent and Collateral Agent are willing so to consent to such transactions and amend the Restated Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Administrative Agent and Collateral Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Consent and Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Restated Credit Agreement, as amended by this Consent and Amendment. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Consent and Amendment, apply to this Consent and Amendment and are hereby incorporated by reference.

         2. Request for Consents to Merger and Acquisition.

         (a) Pursuant to Subparagraph 5.02(d) of the Restated Credit Agreement, Borrower has agreed, unless Required Banks shall otherwise consent in writing, that neither Borrower nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it. In addition, pursuant to Subparagraph 5.02(e) of the Restated Credit Agreement, Borrower has agreed, unless Required Banks shall otherwise consent in writing, that neither Borrower nor any of its Subsidiaries shall make any Investment except for Permitted Investments. Notwithstanding the foregoing prohibitions, Borrower has recently informed Administrative Agent, Collateral Agent and the Banks that it has entered into the Agreement and Plan of Merger (the "Merger Agreement") dated as of May 3, 2000 by and among the Borrower, RDI Acquisition Corp., a Minnesota corporation ("Merger Subsidiary"), and Rorke Data, Incorporated, a Minnesota corporation ("Rorke Data"), pursuant to which Merger Subsidiary will merge with and into Rorke Data with Merger Subsidiary as the surviving corporation (such merger transaction, the "Rorke Merger Transaction"). Rorke Data owns 204 shares of the outstanding common stock of Rorke Data Europe Holding B.V. ("Rorke Europe"), and prior to or simultaneously with the closing of the Rorke Merger Transaction, Borrower shall purchase the remaining 196 shares of the outstanding stock of Rorke Europe. Borrower has represented to Administrative Agent, Collateral Agent and the Banks that the consideration to be paid by Borrower in connection with the Rorke Merger Transaction will not exceed the following: (i) $1,703,060.12; (ii) $804,500, which amount is subject to adjustment as described in Section 1.5 of the Merger Agreement; (iii) an aggregate number of shares of common stock of the Borrower equivalent in value to $2,507,536, with such valuation determined as provided in Exhibit C to the Merger Agreement; (iv) $1,104,500 for the purchase of the remaining 196 shares of the outstanding stock of Rorke Europe; and (v) $195,500 for the purchase of the remaining 196 shares of the outstanding stock of Rorke Europe, which amount is subject to adjustment as described in Section 1.5 of the Merger Agreement. Because the Rorke Merger Transaction is prohibited pursuant to Subparagraph 5.02(d) of the Restated Credit Agreement and Subparagraph 5.02(e) of the Restated Credit Agreement unless, in each case, Required Banks otherwise consent in writing, Borrower has approached Administrative Agent, Collateral Agent and the Banks and requested such consent.

         (b) Pursuant to Subparagraph 5.02(d) of the Restated Credit Agreement, Borrower has agreed, unless Required Banks shall otherwise consent in writing, that neither Borrower nor any of its Subsidiaries shall acquire all or substantially all of the assets of any other Person. Notwithstanding the foregoing prohibition, Borrower has recently informed Administrative Agent, Collateral Agent and the Banks that it has entered into the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of April 26, 2000 by and between Borrower and Streamlogic Corporation, a Delaware corporation ("Seller"), pursuant to which Borrower has agreed to acquire all or substantially all of the assets of a division of the Seller known as Hammer Storage Solutions (such asset acquisition, the "Streamlogic Acquisition Transaction"). Borrower has represented to Administrative Agent, Collateral Agent and the Banks that the purchase price to be paid by Borrower in connection with the Streamlogic Acquisition Transaction will not exceed $450,000. Because the Streamlogic Acquisition Transaction is prohibited by Subparagraph 5.02(d) of the Restated Credit Agreement unless Required Banks otherwise consent in writing, Borrower has recently approached Administrative Agent, Collateral Agent and the Banks and requested such consent.

         3. Consents. (a) Subject to the satisfaction of the conditions set forth in paragraph 5 below, the undersigned Banks hereby consent to the Rorke Merger Transaction; provided that:

                  (i) The aggregate consideration paid by Borrower in connection with such merger does not exceed the amount specified in Paragraph 2 above, as adjusted pursuant to the Merger Agreement;

                  (ii) Borrower provides Administrative Agent with written notice of the consummation of the Rorke Merger Transaction on the date such transaction closes;

                  (iii) Prior to the closing of the Rorke Merger Transaction, Borrower shall have delivered to Administrative Agent (with sufficient copies for each Bank) a true and correct copy of the Merger Agreement, duly executed by the parties thereto, together with all exhibits and schedules thereto in effect as of the date thereof; and

                  (iv) The consummation of the Rorke Merger Transaction does not violate any provision of the Restated Credit Agreement or any of the other Credit Documents or will result in a violation of any such provision, other than Subparagraph 5.02(d) and Subparagraph 5.02(e).

         (b) Subject to the satisfaction of the conditions set forth in paragraph 5 below, the undersigned Banks hereby consent to the Streamlogic Acquisition Transaction; provided that:

                  (i) The aggregate consideration paid by Borrower in connection with such acquisition does not exceed the amount specified in subparagraph 2(b) above;

                  (ii) Borrower provides Administrative Agent with written notice of the consummation of the Streamlogic Acquisition Transaction on the date such transaction closes;

                  (iii) Prior to the closing of the Streamlogic Acquisition Transaction, Borrower shall have delivered to Administrative Agent (with sufficient copies for each Bank) a true and correct copy of the Asset Purchase Agreement, duly executed by the parties thereto, together with all exhibits and schedules thereto in effect as of the date thereof; and

                  (iv) The consummation of the Streamlogic Acquisition Transaction does not violate any provision of the Restated Credit Agreement or any of the other Credit Documents or will result in a violation of any such provision, other than Subparagraph 5.02(d).

         4. Amendments to Restated Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 5 below, the Restated Credit Agreement is hereby amended as follows:

                  (a) Subparagraph 2.01(f) of the Restated Credit Agreement is hereby amended to read in its entirety as follows:

                               (f) Scheduled Revolving Loan Payments. Borrower
                      shall repay to each Bank on the Revolving Loan Maturity Date the unpaid principal amount of each Revolving Loan made by such Bank. Borrower shall pay accrued interest on the unpaid principal amount of each Revolving Loan (A) in the case of a Revolving Prime Rate Loan, on the last Business Day in each month, (B) in the case of a Revolving LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months); and (C) in the case of all Revolving Loans, upon prepayment (to the extent thereof) and at maturity.

                  (b) Clause (iv) of Subparagraph 5.02(m) of the Restated Credit Agreement is hereby amended to read in its entirety as follows:

                               (iv) Its Leverage Ratio to be greater than 3.50
                      to 1.00 for any fiscal quarter ending prior to the Sixth Amendment Effective Date, its Leverage Ratio to be greater than 4.00 to 1.00 for any fiscal quarter ending on or after the Sixth Amendment Effective Date and prior to the fiscal quarter ending on December 31, 2000, and its Leverage Ratio to be greater than 3.75 to 1.00 for any fiscal quarter ending thereafter;

                  (c) Schedule II of the Restated Credit Agreement is hereby amended to read in its entirety as set forth on Appendix 1 hereto.

                  (d) Schedule 1.01 of the Restated Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order, the following definitions:

                     "RDI" shall mean Rorke Data, Inc., a Minnesota corporation.

                      "Sixth Amendment Effective Date" shall mean May 15, 2000.

                  (e) Schedule 1.01 of the Restated Credit Agreement is hereby amended by changing the definition of "Eligible Accounts" set forth therein to read in its entirety as follows:

                      "Eligible Accounts" shall mean, with respect to Borrower,
              the aggregate net amount of all accounts (as defined in the California Uniform Commercial Code) of Borrower, Bell-Tenex and RDI, except, to the extent not already deducted, the following:

                               (a) Any account which does not arise from the
                      sale or lease of goods or services rendered to the account debtor thereon in the ordinary course of Borrower's or the Canadian Subsidiaries' business, or which arises from a sale, lease or service which has not been fully performed by Borrower, Bell-Tenex or RDI;

                               (b) Any account or portion thereof to the extent
                      the same is subject to any right of discount, credit, allowance, rescission, setoff, claim or defense or which is otherwise not valid and enforceable against the account debtor thereon;

                               (c) Any account which is not subject to a first
                      priority perfected security interest in favor of Collateral Agent for the benefit of the Agents and the Banks;

                               (d) Any account which is not owned by Borrower,
                      Bell-Tenex or RDI free and clear of all Liens, rights and interests of all other Persons except for Permitted Liens;

                               (e) Any account which is unpaid more than ninety
                      (90) days after the invoice date therefor;

                               (f) Any account arising from a consignment by
                      Borrower, Bell-Tenex or RDI as consignee or a COD shipment;

                               (g) Any account payable by (i) the United States
                      government or any department, agency or other subdivision thereof (except to the extent Borrower complies with the Federal Assignment of Claims Act of 1940, as amended),
                      (ii) a Person located in any jurisdiction outside the United States or Canada (excluding the provinces of Newfoundland, Nova Scotia, Prince Edward Island, New Brunswick, Nunavut, Manitoba, Saskatchewan, Alberta and the Yukon Territory), except to the extent secured by a letter of credit acceptable to Collateral Agent, or (iii) an Affiliate of Borrower;

                               (h) Any account payable by an account debtor (i)
                      which is the subject of any bankruptcy, insolvency, liquidation or similar proceeding, (ii) which has made an assignment for the benefit of its creditors, (iii) for which a receiver has been appointed or (iv) which has admitted in writing its inability to pay its debts as such debts become due;

                               (i) All accounts payable by an account debtor
                      which has failed to pay twenty percent (20%) or more of its total accounts payable owed to Borrower, RDI and/or Bell-Tenex (as applicable) within ninety (90) days of their invoice date;

                               (j) Any account payable by an account debtor in
                      which the total accounts payable from such account debtor exceeds twenty five percent (25%) of the total amount of all Eligible Accounts, to the extent of such excess (except as approved from time to time by Collateral Agent); and

                               (k) Any other account which Collateral Agent
                      reasonably determines is unlikely to be paid in full within ninety (90) days after the invoice date.

                      (As used in clauses (a)-(k) of this definition, the term "account" when used in the singular form shall mean an account arising from a single invoice.)

                  (f) Schedule 1.01 of the Restated Credit Agreement is hereby amended by changing the definition of "Eligible Inventory" set forth therein to read in its entirety as follows:

                      "Eligible Inventory" shall mean, with respect to Borrower, the net book value of all inventory (as defined in the California Uniform Commercial Code) of Borrower, RDI and Bell-Tenex, except the following:

                               (a) Any inventory which is not held by or on
                      behalf of Borrower, RDI or Bell-Tenex for sale or lease in the ordinary course of its business;

                               (b)  Any inventory consisting of work-in-process;

                               (c) Any inventory which is not subject to a first
                      priority perfected security interest in favor of Collateral Agent for the benefit of the Agents and the Banks;

                               (d) Any inventory located in any jurisdiction
                      other than the United States or Canada (excluding the provinces of Newfoundland, Nova Scotia, Prince Edward Island, New Brunswick, Manitoba, Saskatchewan, Alberta and Yukon Territory);

                               (e) Any inventory which is not owned by Borrower,
                      RDI or Bell-Tenex free and clear of all Liens, rights and interests of all other Persons except for Permitted Liens;

                               (f) Any inventory which is obsolete, unsalable or
                      damaged;

                               (g) Any inventory which has been consigned by
                      Borrower, RDI or Bell-Tenex (except for such inventory on consignment approved from time to time by Collateral Agent);

                               (h) The portion of any inventory shown on the
                      books of Borrower, RDI or Bell-Tenex representing any purchase price discount earned by Borrower, RDI or Bell-Tenex; and

                               (i) Any other inventory which Collateral Agent
                      reasonably determines is unlikely to be sold at or above its net book value.

                  (g) Schedule 4.01(q) of the Restated Credit Agreement is hereby amended to read in its entirety as set forth on Appendix 2 hereto.

         5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, Collateral Agent and the Banks that, on the date of this Consent and Amendment and after giving effect to the consents set forth in paragraph 3 above and the amendments set forth in paragraph 4 above on the Sixth Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

                  (a) The representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct in all material respects;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         6. Effective Date. The consents granted pursuant to paragraph 3 above and the amendments to the Restated Credit Agreement effected by paragraph 4 above shall become effective on May 15, 2000 (the "Sixth Amendment Effective Date"), subject to receipt by the Banks, Administrative Agent and Collateral Agent, as applicable, on or prior to the Sixth Amendment Effective Date (or, in the case of subparagraph 6(e), on or prior to May 31, 2000) of the following, each in form and substance satisfactory to the Banks, Administrative Agent, Collateral Agent and their respective counsel, as applicable:

                  (a) This Consent and Amendment duly executed by Borrower, each Bank, Administrative Agent and Collateral Agent;

         A letter in the form of Appendix 3 hereto appropriately completed, dated the Sixth Amendment Effective Date and duly executed by each Guarantor;

         An amendment fee of $30,000 to be shared equally among the Banks;

         A favorable written opinion of Fredrikson & Byron, P.A., counsel to Borrower, dated the Sixth Amendment Effective Date, addressed to Administrative Agent and the Banks and covering such legal matters with respect to Rorke Date, Inc. as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent;

         A favorable written opinion of Fredrikson & Byron, P.A., counsel to Borrower, dated on or prior to May 31, 2000, addressed to Administrative Agent and the Banks and covering such legal matters with respect to the Borrower as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent;

                  (b) A Pledge Agreement substantially in the form of Appendix 4, duly executed by RDI (the "RDI Pledge Agreement").

                  (c) A Guaranty substantially in the form of Appendix 5, duly executed by each of RDI (the "RDI Guaranty") and Rorke Europe (the "Rorke Europe Guaranty");

                  (d) A Security Agreement substantially in the form of Appendix 6, duly executed by RDI (the "RDI Security Agreement");

                  (e) The corporate documents, security documents and other items specified on Appendix 7;

                  (i) Such other evidence as Administrative Agent, Collateral Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Consent and Amendment.

                  The delivery of the opinion referenced in subparagraph 6(e) on or prior to May 31, 2000 shall constitute a condition subsequent to the effectiveness of this Amendment.

         7. Effect of this Consent and Amendment. On and after the Sixth Amendment Effective Date, each reference in the Restated Credit Agreement and the other Credit Documents to the Restated Credit Agreement shall mean the Restated Credit Agreement as amended hereby. Except as specifically consented to or amended above, (a) the Restated Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks, Administrative Agent or Collateral Agent, nor constitute a waiver of any provision of the Restated Credit Agreement or any other Credit Document.

         8. Miscellaneous.

                  (a) Counterparts. This Consent and Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Consent and Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Consent and Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, Borrower, Administrative Agent, Collateral Agent and the Banks have caused this Consent and Amendment to be executed as of the day and year first above written.

BORROWER:                       BELL MICROPRODUCTS INC.


                                By:__________________________________
                                   Name:
                                   Title:


                                By:__________________________________
                                   Name:
                                   Title:


ADMINISTRATIVE AGENT:           CALIFORNIA BANK & TRUST,
                                As Administrative Agent


                                By:__________________________________
                                   Name:
                                   Title:


                                By:__________________________________
                                   Name:
                                   Title:


COLLATERAL AGENT:               UNION BANK OF CALIFORNIA, N.A.,
                                As Collateral Agent


                                By:__________________________________
                                   Name:
                                   Title:

BANKS:                           CALIFORNIA BANK& TRUST,
                                 As a Bank


                                 By:__________________________________
                                    Name:
                                    Title:


                                 By:__________________________________
                                    Name:
                                    Title:


                                 UNION BANK OF CALIFORNIA, N.A.,
                                 As a Bank


                                 By:__________________________________
                                    Name:
                                    Title:


                                 SANWA BANK CALIFORNIA,
                                 As a Bank


                                 By:__________________________________
                                    Name:
                                    Title:


                                 COMERICA BANK - CALIFORNIA,
                                 As a Bank


                                 By:__________________________________
                                    Name:
                                    Title:

                                 U.S. BANK NATIONAL ASSOCIATION,
                                 As a Bank


                                 By:__________________________________
                                    Name:
                                    Title:

                                 IBM CREDIT CORPORATION,
                                 As a Bank


                                 By:__________________________________
                                    Name:
                                    Title:

                                   APPENDIX 1

                                   SCHEDULE II

                                  PRICING GRID


             LEVEL 1  LEVEL 2  LEVEL 3  LEVEL 4  LEVEL 5  LEVEL 6  LEVEL 7
             PERIOD   PERIOD   PERIOD   PERIOD   PERIOD   PERIOD   PERIOD
APPLICABLE
MARGINS:      1.45%    1.65%    1.85%    1.05%     2.25%   2.50%    2.75%


                                   EXPLANATION


1. The Applicable Margin for each Revolving LIBOR Loan will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period, a Level 5 Period, a Level 6 Period or a Level 7 Period.

2. The first Pricing Period, which commences on the November 12, 1998 and ends on February 28, 1999, will be a Level 3 Period.

3. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period, a Level 5 Period, a Level 6 Period or a Level 7 Period depending upon Borrower's Leverage Ratio (as calculated pursuant to the definition of "Leverage Ratio" set forth in
         Schedule 1.01) for the most recent fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period, Borrower's Leverage Ratio is less than 2.00 to 1.00, Borrower's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, Borrower's Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than or equal to 2.50 to 1.00, Borrower's pricing will be a Level 2 Period.

         (c) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00, Borrower's pricing will be a Level 3 Period.

         (d) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.00 to 1.00 but less than or equal to 3.25 to 1.00, Borrower's pricing will be a Level 4 Period.

         (e) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.25 to 1.00 but less than or equal to 3.50 to 1.00, Borrower's pricing will be a Level 5 Period.

         (f) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.50 to 1.00 but less than or equal to 3.75 to 1.00, Borrower's pricing will be a Level 6 Period.

         (e) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 3.75 to 1.00, Borrower's pricing will be a Level 7 Period.

                                   APPENDIX 2

                                SCHEDULE 4.01(q)

                                  SUBSIDIARIES

                                  Jurisdiction    Classes
                                       of            of     Outstanding  Percent
Name                              Incorporation    Stock      Shares      Owned

Bell Microproducts Canada, Inc.    California      Common        100       100%
Bell Microproducts-Future Tech,
  Inc.                             California      Common      1,000       100%
Rorke Data Europe Holding B.V.     Netherlands     Common        400       100%
Rorke Data, Inc.                    Minnesota      Common      1,000       100%
Rorke Data Asset Management Co,
  Inc.                              Minnesota      Common      1,000       100%
Bell Microproducts Canada -
  Tenex Data ULC                   Nova Scotia,    Common     [____]       100%
                                      Canada

                                   APPENDIX 3

                        FORM OF GUARANTOR CONSENT LETTER


                                 May [__], 2000

TO:      ADMINISTRATIVE AGENT,
         As Administrative Agent for the Banks
         and the Agents under the
         Restated Credit Agreement referred to below

         1.       Reference is made to the following:

                  (a) The Third Amended and Restated Credit Agreement dated as of November 12, 1998, among Borrower, the Banks, Administrative Agent and Collateral Agent, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999 and that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999 (as amended, the "Restated Credit Agreement");

                  (b) [The Bell Canada Guaranty, dated as of November 12, 1998 (the " Bell Canada Guaranty"),] [The Bell-Tenex Guaranty, dated as of November 20, 1998 (the "Bell-Tenex Guaranty"),] [The Bell-Future Tech Guaranty, dated as of November ____, 1999 (the "Bell-Future Tech Guaranty"),] executed by the undersigned ("Guarantor") in favor of the Banks and Collateral Agent; and

                  (c) The Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of May [___], 2000, among Borrower, the Banks, Administrative Agent and Collateral Agent (the "Consent and Sixth Amendment");

         2. Guarantor hereby confirms that it is a wholly-owned subsidiary of [Bell Microproducts Inc., a California corporation] [Bell Microproducts Canada Inc., a California corporation ("Bell Canada") and that Bell Canada is a wholly-owned subsidiary of Bell Microproducts Inc., a California corporation].

         3. Guarantor hereby consents to the Consent and Sixth Amendment. Guarantor expressly agrees that the Consent and Sixth Amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Banks or Collateral Agent under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty].

         4. Pursuant to the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty], Guarantor continues to guaranty the payment when due of, inter alia, all loans, advances, debts, liabilities and obligations, however arising, owed by the Borrower to any Agent or any Bank of every kind and description now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement as amended by the Consent and Sixth Amendment or any of the other Credit Documents.

         5. The [Pledge] [Security] Agreement, dated as of [November 20, 1998][July 21, 1999] executed by Guarantor in favor of Collateral Agent (the "[Pledge] [Security] Agreement") and any other security granted to any Agent or any of the Banks from time to time as security for the obligations of Guarantor under the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] remains in full force and effect and unamended, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by Guarantor pursuant to the [Pledge] [Security] Agreement and such other documents (if any) continue to extend to all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time due or accruing due, of Guarantor to any of the Banks and any Agent arising under, in connection with or pursuant to the Restated Credit Agreement and the other Credit Documents, as acknowledged and confirmed by this Guarantor Consent Letter, notwithstanding the amendment of the Restated Credit Agreement by the Consent and Sixth Amendment.

         6. From and after the date hereof, the term "Restated Credit Agreement" as used in the [Bell-Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty] shall mean the Restated Credit Agreement, as amended by the Consent and Sixth Amendment.

         7. Guarantor's consent to the Consent and Sixth Amendment shall not be construed (i) to have been required by the terms of the [Bell Canada Guaranty] [Bell-Tenex Guaranty] [Bell-Future Tech Guaranty], any other Credit Document or any other document, instrument or agreement relating thereto or (ii) to require the consent of Guarantor in connection with any future amendment of the Restated Credit Agreement or any other Credit Document.

         IN WITNESS WHEREOF, Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.


                                   [BELL/MICROPRODUCTS CANADA-TENEX DATA ULC]
                                   [BELL MICROPRODUCTS CANADA INC.]
                                   [BELL MICROPRODUCTS - FUTURE TECH, INC.]


                                   By: ____________________________
                                         Name:_______________________
                                         Title:________________________

                                   APPENDIX 4

                          FORM OF RDI PLEDGE AGREEMENT


                              RDI PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT, dated as of May [___], 2000, is executed by Rorke Data, Inc., a Minnesota corporation ("RDI"), in favor of Collateral Agent for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital A below (collectively, the "Banks").

                                    RECITALS

         A. Bell Microproducts Inc., a California corporation (the "Borrower"), the Banks, California Bank & Trust (formerly known as Sumitomo Bank of California) ("Administrative Agent"), and Union Bank of California (the "Collateral Agent") are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, (iii) that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, (iv) that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999, (v) that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999, and (vi) that certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement dated as of May [__], 2000 (as amended, the "Restated Credit Agreement").

         B. The Banks' obligations to continue to make the credit accommodations available to Borrower as set forth in the Restated Credit Agreement is subject, among other conditions, to receipt by Collateral Agent of this Pledge Agreement, duly executed by RDI. RDI expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, RDI hereby agrees with Collateral Agent, for the ratable benefit of the Banks and the Agents, as follows:

         1. Definitions and Interpretation. When used in this Pledge Agreement, the following terms shall have the following respective meanings:

                  "Administrative Agent" shall have the meaning given to that term in the Recital A hereof.

                  "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Borrower" shall have the meaning given to that term in Recital A hereof.

                  "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                  "Collateral Agent" shall have the meaning given to that term in the Recital A hereof.

                  "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is created or organized in the United States under the laws of the United States or any state of the United States, and with respect to RDI, shall include, without limitation, as of the date hereof, each of the Subsidiaries listed on Part A of Attachment 1 hereto.

                  "Domestic Subsidiary Membership Interests" shall mean all Subsidiary Membership Interests in Domestic Subsidiaries.

                  "Domestic Subsidiary Shares" shall mean all Subsidiary Shares in Domestic Subsidiaries.

                  "Foreign Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary, and with respect to RDI, shall include, without limitation, as of the date hereof, each of the Subsidiaries listed on Part B of Attachment 1 hereto.

                  "Foreign Subsidiary Membership Interests" shall mean all Subsidiary Membership Interests in Foreign Subsidiaries.

                  "Foreign Subsidiary Nonvoting Shares" shall mean all Subsidiary Shares in Foreign Subsidiaries having no voting power, including without limitation as of the date hereof, the Subsidiary Shares so designated in Part B of Attachment 1 hereto.

                  "Foreign Subsidiary Voting Shares" shall mean all Subsidiary Shares in Foreign Subsidiaries having voting power, including without limitation as of the date hereof, the Subsidiary Shares so designated in Part B of Attachment 1 hereto.

                  "Governance Agreements" shall mean, with respect to any entity which is not a corporation, the operating agreement and the other organizational or governing documents of such entity.

                  "Maximum Percentage" shall mean, with respect to the Foreign Subsidiary Voting Shares of any Foreign Subsidiary, the maximum percentage of such shares that can be pledged to Collateral Agent without increasing the gross income of RDI pursuant to Sections 951 and 956(c) (or any successor provisions) of the Internal Revenue Code of 1986, as amended, which percentage as of the date hereof shall be sixty-six percent (66%).

                  "Membership Interests" shall mean, with respect to any entity that is not a corporation, all membership interests issued by such entity, together with (a) all interest in the property and assets of such entity; (b) all interest in and to all capital and other accounts maintained by such entity; (c) all rights and interests in the Governance Agreements of such entity, including any and all enforcement and cure rights thereunder, and all income, gain, loss, deductions, credits, capital contributions, distributions, and refunds of capital of any nature and the proceeds of any of the foregoing; and (d) all rights to exercise and enforce every right, power, remedy, authority, option and privilege relating to such entity, including without limitation, any power to dissolve such entity or terminate, cancel or modify any of the Governance Agreements, to exercise any right of first refusal or option to acquire any membership interest in such entity and the right to acquire or offer to third parties the membership interests of such entity pursuant to its Governance Agreements.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or any Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                  "Pledge Agreement" shall mean this Pledge Agreement as further amended, modified, supplemented or replaced from time to time.

                  "Pledged Membership Interests" shall mean the Subsidiary Membership Interests described in subparagraphs 2(b) and 2(d) hereof, whether now owned or hereafter acquired, whether certificated or uncertificated and whether or not described in Attachment 1.

                  "Pledged Shares" shall mean the Subsidiary Shares described in subparagraphs 2(a) and 2(c) hereof, whether now owned or hereafter acquired, whether certificated or uncertificated and whether or not described in Attachment 1.

                  "Restated Credit Agreement" shall have the meaning given to that term in Recital A hereof as further amended, modified, supplemented or replaced from time to time.

                  "RDI" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Subsidiary Membership Interests" shall mean, with respect to any Subsidiary of RDI the ownership interest of which is not represented by certificated or uncertificated securities, all Membership Interests issued by such Subsidiary.

                  "Subsidiary Shares" shall mean, with respect to any Subsidiary of RDI, all Equity Securities issued by such Subsidiary.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Pledge Agreement, apply to this Pledge Agreement and are hereby incorporated by reference.

         2. Pledge. As security for the Obligations, RDI hereby pledges and assigns to Collateral Agent (for the ratable benefit of the Banks and the Agents) and grants to Collateral Agent (for the ratable benefit of the Banks and the Agents) a security interest in all right, title and interest of RDI in and to the property described in subparagraphs (a) - (f) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

                  (a) All Domestic Subsidiary Shares;

                  (b) All Domestic Subsidiary Membership Interests;

                  (c) All Foreign Subsidiary Voting Shares of each Foreign Subsidiary equal to the Maximum Percentage therefor and all Foreign Subsidiary Nonvoting Shares;

                  (d) All Foreign Subsidiary Membership Interests;

                  (e) All other certificated and uncertificated securities;

                  (f) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the property described in subparagraph (a) through (e) above; and

                  (g) All proceeds of the foregoing.

         3. Representations and Warranties. RDI represents and warrants to the Agents and the Banks as follows:

                  (a) RDI is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time RDI acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time RDI acquires rights therein, will have) any right, title, claim or interest (by way of Lien (other than Permitted Liens), purchase option or otherwise) in, against or to the Collateral.

                  (b) Collateral Agent has (or in the case of after-acquired Collateral, at the time RDI acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Pledged Shares and all Pledged Membership Interests have been (or in the case of after-acquired Pledged Shares or Pledged Membership Interests, at the time RDI acquires rights therein, will have been) duly authorized, validly issued and fully paid and are (or in the case of after-acquired Pledged Shares or Pledged Membership Interests, at the time RDI acquires rights therein, will be) non-assessable.

                  (d) No portion of the Pledged Shares consists of uncertificated securities.

                  (e) RDI has delivered to Collateral Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same.

                  (f) RDI keeps all records concerning the Pledged Membership Interests, the other Collateral and all certificates, instruments and other writings evidencing the same at its chief executive office located at [_____________________________];

                  (g) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders or members of any Person) is required in connection with the execution, delivery and performance by RDI of this Pledge Agreement, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect;

                  (h) Set forth in Attachment 1 hereto is a true, complete and accurate list of all Equity Securities and Membership Interests issued by RDI's Subsidiaries and all other Equity Securities and Membership Interests owned by RDI. All information set forth in Attachment 1 is true, complete and accurate.

         4. Covenants. RDI hereby agrees as follows:

                  (a) RDI, at RDI's expense, shall promptly procure, execute and deliver to Collateral Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Collateral Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Collateral Agent therein and the first priority of such Lien or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, RDI shall (i) procure, execute and deliver to Collateral Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Collateral Agent, (ii) deliver to Collateral Agent promptly upon receipt the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same and (iii) cause the Lien of Collateral Agent to be recorded or registered in the books of any financial intermediary or clearing corporation reasonably requested by Collateral Agent.

                  (b) RDI shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except to the extent that RDI is contesting such taxes or other Governmental Charges in good faith by appropriate proceedings with adequate reserves established therefor in accordance with GAAP.

                  (c) With respect to Pledged Membership Interests, RDI shall not (i) admit any person or entity as an additional or substitute member of such entity without Collateral Agent's prior written consent, which Collateral Agent may give or withhold in Collateral Agent's sole discretion; or (ii) alter, amend or modify the Governance Agreements without Collateral Agent's prior written consent, which Collateral Agent shall not unreasonably withhold; provided, however, that Collateral Agent's prior written consent shall not be required for technical amendments to the Governance Agreements which (A) in no way materially affect Assignor's rights or obligations under the Governance Agreements or (B) in no way affect the Borrower's rights or obligations or affect the Borrower's ability to perform its obligations or exercise its rights under the Credit Documents; provided further that technical amendments shall not include amendments to the Governance Agreements that affect voting or consent rights.

                  (d) Without ninety (90) days' prior written notice to Collateral Agent, RDI shall not change its name or place of business (or, if RDI has more than one place of business, its chief executive office), or the office in which RDI's records relating to the Pledged Membership Interests are kept.

                  (e) RDI shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Collateral to a deposit account in which Collateral Agent has a first priority perfected security interest.

                  (f) RDI shall appear in and defend any action or proceeding which may affect its title to or Collateral Agent's interest in the Collateral.

                  (g) RDI shall not surrender or lose possession of (other than to Collateral Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement.

         5. Voting Rights and Dividends Prior to Payment Default. Unless an Event of Default under Subparagraph 6.01(a) of the Restated Credit Agreement (whether resulting from the failure of RDI to make a scheduled payment, a payment due upon acceleration or otherwise) has occurred and is continuing and RDI has not made the appropriate payments under the RDI Guaranty in connection therewith:

                  (a) RDI may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares and the Pledged Membership Interests or any part thereof; provided, however, that RDI shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be
         (i) to impair any Collateral, the Lien granted to Collateral Agent therein, the first priority of such Lien or Collateral Agent's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Pledge Agreement and the other Credit Documents.

                  (b) RDI may receive and retain all dividends and interest paid in cash in respect of the Pledged Shares and the Pledged Membership Interests, except for any such dividends and interest paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus. RDI shall promptly deliver to Collateral Agent to hold as Collateral all dividends and interest which RDI is not entitled to receive and retain pursuant to the preceding sentence, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Collateral Agent, segregated from the other property or funds of RDI.

         6. Authorized Action by Collateral Agent. RDI hereby irrevocably appoints Collateral Agent as its attorney-in-fact and agrees that Collateral Agent may perform (but Collateral Agent shall not be obligated to and shall incur no liability to RDI or any third party for failure so to do) any act which RDI is obligated by this Pledge Agreement to perform, and to exercise such rights and powers as RDI might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of RDI relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Collateral Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. RDI agrees to reimburse Collateral Agent within thirty (30) days after written demand for all reasonable costs and expenses, including attorneys' fees, Collateral Agent may incur while acting as RDI's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. RDI agrees that such care as Collateral Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Collateral Agent's possession; provided, however, that Collateral Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         7. Events of Default.

                  (a) Event of Default. RDI shall be deemed in default under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement, which RDI has not otherwise cured under the RDI Guaranty.

                  (b) Voting Rights and Dividends. Upon the occurrence and during the continuance of an Event of Default under Subparagraph 6.01(a) of the Restated Credit Agreement (whether resulting from the failure of Borrower to make a scheduled payment, a payment due upon acceleration or otherwise, or RDI to make the appropriate payments under the RDI Guaranty):

                           (i) All rights of RDI to exercise the voting and
                  other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph 5(a) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph 5(a) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

                           (ii) RDI shall promptly deliver to Collateral Agent
                  to hold as Collateral all dividends and interest received by RDI in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Collateral Agent, segregated from the other property or funds of RDI.

                  (c) Other Rights and Remedies. In addition to all other rights and remedies granted to Collateral Agent by this Pledge Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Collateral Agent may, upon the occurrence and during the continuance of any Event of Default, which RDI has not otherwise cured under the RDI Guaranty, exercise any one or more of the following rights and remedies: (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Collateral Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Pledge Agreement; (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of Collateral Agent or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to Collateral Agent; (iii) subject to applicable law, sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Collateral Agent may determine; and (iv) require RDI to assemble all records and information relating to the Collateral and make it available to Collateral Agent at a place to be designated by Collateral Agent. In any case where notice of any sale or disposition of any Collateral is required, RDI hereby agrees that seven
         (7) days notice of such sale or disposition is reasonable.

                  (d) Securities Laws.

                           (i) RDI acknowledges and recognizes that Collateral
                  Agent may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. RDI acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to qualify the Pledged Shares for distribution by prospectus under applicable Canadian securities laws, or register it for public sale under the Securities Act of 1933, as amended, or under any state securities law.

                           (ii) Upon the occurrence of an Event of Default, not
                  otherwise cured by RDI under the RDI Guaranty and at Collateral Agent's request, RDI shall, and shall cause all issuers of Collateral and all officers and directors thereof and all other necessary Persons to, execute and deliver all documents, instruments and agreements and perform all other acts necessary or, in the opinion of Collateral Agent, advisable to sell the Collateral in any public or private sale, including any acts requested by Collateral Agent to (A) register any Collateral under the Securities Act of 1933, (B) qualify any Collateral under any state securities or "Blue Sky" laws or (C) otherwise permit any such sale to be made in full compliance with all applicable Governmental Rules.

         8. Authorizations. RDI authorizes the Banks and the Agents, in their discretion, without notice to RDI, irrespective of any change in the financial condition of Borrower, RDI or any other guarantor of the Obligations since the date hereof, and without affecting or impairing in any way the liability of RDI hereunder, from time to time to (a) create new Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, RDI, any other guarantor of the Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations or any Collateral; and (g) assign the Obligations, this Pledge Agreement, or the other Credit Documents in whole or in part.

         9. Waivers. RDI waives (a) any right to require the Banks or the Agents to (i) proceed against Borrower or any other guarantor of the Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Obligations, or (iii) pursue any other remedy in the Banks' or the Agents' power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of RDI against Borrower, any other guarantor of the Obligations or any security, whether resulting from an election by the Agents or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Obligations, any right of contribution, and right to enforce any remedy which any Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by the Agents or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Pledge Agreement and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by any Agent or any Bank of the financial condition of Borrower or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. RDI has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, RDI hereby waives (i) all rights and defenses arising out of an election of remedies by any Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an obligation, has destroyed RDI's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses RDI may have by reason of protection afforded to Borrower with respect to the Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Pledge Agreement, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to RDI by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         10. Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Collateral Agent or RDI under this Pledge Agreement shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Collateral Agent:        Union Bank of California, N.A.
                                  Northern California Commercial Banking Group
                                  350 California Street, 10th Floor
                                  San Francisco, CA  94104
                                  Attention:  William Hinch
                                              Vice President
                                  Telephone: (415) 705-7028
                                  Facsimile: (415) 705-7111

         RDI:                     Rorke Data, Inc.
                                  c/o Bell Microproducts, Inc.
                                  1941 Ringwood Avenue
                                  San Jose, CA  95131
                                  Attn: Mr. Don W. Bell
                                        President
                                  Telephone:  (408) 451-1635
                                  Facsimile:  (408) 451-1694

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Pledge Agreement may be amended or waived by written instruments signed by RDI and Collateral Agent. No failure or delay by any Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the Agents, the Banks and RDI and their respective successors and assigns; provided, however, that the Agents, the Banks and RDI may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. The Agents and the Banks may disclose this Pledge Agreement as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of the Agents and the Banks under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Agents and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Collateral Agent's rights hereunder. RDI waives any right to require any Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in such Agent's or such Bank's power.

                  (f) Payments Free of Taxes, Etc. All payments made by RDI under this Pledge Agreement shall be made by RDI free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, RDI shall pay promptly when due any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by Collateral Agent, RDI shall furnish evidence satisfactory to Collateral Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Governing Law and Jurisdiction. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Pledge Agreement, RDI consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. RDI irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Pledge Agreement. RDI waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (h) Arbitration.

                           (i) This subparagraph 10(h) concerns the resolution
                  of any controversies or claims between or among RDI, any Bank and any Agent, including but not limited to those that arise from:

                                    (A) This Pledge Agreement or any other
                           Credit Document to which RDI is a party;

                                    (B) Any violation of this Pledge Agreement
                           or any other Credit Document to which RDI is a party; or

                                    (C) Any claims for damages resulting from
                           any business conducted between RDI and any Bank or any Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of RDI, any Bank or any Agent,
                  any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the application of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute as to whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision that results from an arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, RDI, each Bank and each Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) RDI, the Banks and the Agents will
                           designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 10(h) does not limit the
                  right of RDI, any Bank or any Agent to:

                                    (A) Exercise self-help remedies such as
                           setoff;

                                    (B) Foreclose against or sell any real or
                           personal property collateral; or

                                    (C) Take action in a court of law, before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The pursuit of or a decision in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of RDI, any Bank or any Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF RDI, THE BANKS AND THE AGENTS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 10(h) HEREOF.

         IN WITNESS WHEREOF, RDI has caused this Pledge Agreement to be executed as of the day and year first above written.

                                RORKE DATA, INC.



                                By:
                                     Name:
                                     Title:








                                By:
                                     Name:
                                     Title:





                                UNION BANK OF CALIFORNIA, N.A.
                                as Collateral Agent



                                By:
                                     Name:
                                     Title:

                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT


                                     Part A

     Domestic Subsidiary Shares and Domestic Subsidiary Membership Interests

                                                 Shares or        Shares or
                              Outstanding        Membership       Membership
                               Shares or       Interests Owned  Interests Owned
                      Class   Membership          Directly         Indirectly
  Issuer            of Stock   Interests           by RDI            by RDI

Not Applicable
No domestic
  subsidiaries

                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT


                                     Part B

      Foreign Subsidiary Shares and Foreign Subsidiary Membership Interests
                                                 Shares or        Shares or
                                Outstanding      Membership       Membership
                                 Shares or     Interests Owned  Interests Owned
                      Class     Membership        Directly         Indirectly
  Issuer            of Stock(1)  Interests         by RDI            by RDI

Rorke Data Europe
 Holding B.V.        Common      [____]             400                0


---------------
(1)  Asterisks indicate non-voting. Otherwise all listed are voting.

                                   APPENDIX 5

                      FORM OF RDI AND RORKE EUROPE GUARANTY

                    [RORKE DATA, INC.][RORKE EUROPE] GUARANTY

         THIS GUARANTY, dated as of July 21, 1999 is executed by [RORKE DATA, INC.][RORKE DATA EUROPE HOLDING B.V.], a [Minnesota][Netherlands] corporation ("Guarantor"), in favor of Collateral Agent for the financial institutions which are from time to time parties to the Restated Credit Agreement referred to in Recital A below (collectively, the "Banks").

                                    RECITALS

         A. Bell Microproducts Inc., a California corporation (the "Borrower"), the Banks, California Bank & Trust (formerly known as Sumitomo Bank of California) ("Administrative Agent"), and Union Bank of California (the "Collateral Agent") are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, (iii) that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, (iv) that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999, (v) that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999, and (vi) that certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement dated as of May [__], 2000 (as amended, the "Restated Credit Agreement").

         B. The Banks' obligations to continue to make the credit accommodations available to Borrower as set forth in the Restated Credit Agreement is subject, among other conditions, to receipt by Collateral Agent of this Guaranty, duly executed by Guarantor. Guarantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Collateral Agent, for the ratable benefit of the Banks and the Agents, as follows:

         1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Adjusted Net Worth" shall mean, with respect to
                  Guarantor at any time, the remainder of (i) the fair value of the assets of Guarantor as of such date, minus (ii) the fair value of the liabilities of Guarantor as of such date (excluding, however, any liability of Guarantor hereunder), such assets and liabilities to be determined in accordance with any state or federal fraudulent conveyance or transfer law which is applicable to this Guaranty.

                           "Administrative Agent" shall have the meaning given
                  to that term in Recital A hereof.

                           "Banks" shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Borrower" shall have the meaning given to that term
                  in the Recital A hereof.

                           "Disallowed Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Restated Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

                           "Guaranteed Obligations" shall mean all loans,
                  advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Guarantor Documents" shall have the meaning given to
                  that term in paragraph 3 hereof.

                           "Insolvency Proceeding" shall mean any case or
                  proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

                           "Maximum Guaranty Amount" shall mean, at any time,
                  the greatest of (i) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor at such time, (ii) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor on the date hereof and (iii) the value derived by Guarantor from the Guaranteed Obligations incurred at or prior to such time.

                           "Restated Credit Agreement" shall have the meaning
                  given to that term in the Recital A hereof.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Restated Credit Agreement and the other Credit Documents.

         2.       Guaranty.

                  (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Collateral Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from any Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Maximum Guaranty Amount. The liability of Guarantor under this Guaranty shall not at any time exceed the Maximum Guaranty Amount; provided, however, that the Agents and the Banks may permit the Guaranteed Obligations to exceed the foregoing limitation without affecting Guarantor's liability hereunder.

                  (e) Termination. This Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by any Agent or any Bank after receipt.

         3. Representations and Warranties. Guarantor represents and warrants to the Agents and the Banks that (a) Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its state of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect;
(b) the execution, delivery and performance by Guarantor of this Guaranty and the other Credit Documents executed or to be executed by Guarantor (collectively, the "Guarantor Documents") are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (c) this Guaranty and the other Guarantor Documents have been duly executed and delivered by Guarantor and constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (d) the execution, delivery and performance of this Guaranty and the other Guarantor Documents do not (i) violate any Requirement of Law applicable to Guarantor,
(ii) contravene any material Contractual Obligation of Guarantor, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor except Permitted Liens; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by Guarantor of this Guaranty and the other Guarantor Documents, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established; (g) Guarantor is not in violation of any Requirement of Law or Contractual Obligation applicable to Guarantor other than those the consequences of which could not have a Material Adverse Effect; (h) Guarantor is neither an investment company (as defined in the Investment Company Act of 1940) nor controlled by an investment company; and
(i) no litigation, investigation or proceeding of any Governmental Authority is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a Material Adverse Effect.

         4. Covenants. Guarantor hereby agrees (a) to deliver to Collateral Agent (i) promptly after Guarantor becomes aware of any Default or Event of Default or of any other event or condition which could have a Material Adverse Effect, notice thereof, and (ii) such other information regarding the business, operations or financial or other condition of Guarantor as Collateral Agent may reasonably request; (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any Government Authority upon Guarantor or its property as and when they become due; (c) to the extent failure to do so could have a Material Adverse Effect, to comply with all Requirements of Law and Contractual Obligations applicable to Guarantor; (d) to maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business; (e) to maintain with financially sound and reputable insurance carriers insurance in such amounts, with such deductibles and covering such risks as is customary for companies engaged in similar businesses in the same geographic areas as Guarantor; and (f) to the extent covenants set forth in the Restated Credit Agreement apply to Subsidiaries of Borrower, to comply with such covenants.

         5. Authorizations. Guarantor authorizes the Banks and the Agents, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to (a) create new Guaranteed Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations or any Collateral; and (g) assign the Guaranteed Obligations, this Guaranty, or the other Credit Documents in whole or in part.

         6. Waivers. Guarantor waives (a) any right to require the Banks or the Agents to (i) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Guaranteed Obligations, or (iii) pursue any other remedy in the Banks' or the Agents' power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by the Agents or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Guaranteed Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Guaranteed Obligations, any right of contribution, and right to enforce any remedy which any Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by the Agents or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by any Agent or any Bank of the financial condition of Borrower or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Guaranteed Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, Guarantor hereby waives (i) all rights and defenses arising out of an election of remedies by any Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of
Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranty, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         7. Subordination. Guarantor hereby subordinates any Indebtedness of Borrower to Guarantor to the Guaranteed Obligations. Guarantor agrees that after the occurrence and during the continuance of any Default or Event of Default the Banks and the Agents shall be entitled to receive payment of all Guaranteed Obligations before Guarantor receives payment of any Indebtedness of Borrower to Guarantor. Any payments on such Indebtedness of Borrower to Guarantor made after the occurrence and during the continuance of any Default or Event of Default, if Collateral Agent so requests, shall be collected, enforced and received by Guarantor as trustee for Collateral Agent and be paid over to Collateral Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. After the occurrence and during the continuance of any Default or Event of Default, Collateral Agent is authorized and empowered (but without any obligation to so do), in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Guaranteed Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor, and
(ii) to pay any amounts received on such Indebtedness to Collateral Agent for application to the Guaranteed Obligations.

         8. General Pledge; Setoff.

                  (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to any Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Collateral Agent, for the benefit of the Banks and the Agents, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with any Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and the Agents and the Banks shall have all rights and remedies of a secured party with respect to such property.

                  (b) Setoff. In addition to any rights and remedies of the Agent and the Banks provided by law, the Agents and the Banks shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations then due any amount owing from any Bank or any Agent to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with any Bank or any Agent, at or at any time after, the happening of any of the above mentioned events.

                  (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Bank or any Agent or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Collateral Agent.

         9. Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Collateral Agent or Guarantor under this Guaranty shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Collateral Agent:   Union Bank of California, N.A.
                             Northern California Commercial Banking Group
                             350 California Street, 10th Floor
                             San Francisco, CA  94104
                             Attention:  William Hinch
                                         Vice President
                             Telephone: (415) 705-7028
                             Facsimile: (415) 705-7111

         Guarantor:          [Rorke Data, Inc.][Rorke Data Europe Holding B.V.]
                             c/o Bell Microproducts, Inc.
                             1941 Ringwood Avenue
                             San Jose, CA  95131
                             Attn: Mr. Don W. Bell
                                    President
                             Telephone:  (408) 451-1635
                             Facsimile:  (408) 451-1694

                  (b) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Collateral Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given. No failure or delay by any Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the Agents, the Banks and Guarantor and their respective successors and assigns; provided, however, that the Agents, the Banks and Guarantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Collateral Agent may disclose this Guaranty as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of the Agents and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to the Agents and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Agents' or the Bank's rights hereunder.

                  (f) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. Upon request by Collateral Agent, Guarantor shall furnish evidence satisfactory to Collateral Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Governing Law and Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Guaranty, Guarantor consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Guarantor irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Guaranty. Guarantor waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (h) Arbitration.

                           (i) This subparagraph 9(h) concerns the resolution of
                  any controversies or claims between or among Guarantor, any Bank and any Agent, including but not limited to those that arise from:

                                    (A) This Guaranty or any other Guarantor
                           Document;

                                    (B) Any violation of this Guaranty or any
                           other Guarantor Document; or

                                    (C) Any claims for damages resulting from
                           any business conducted between Guarantor and any Bank or any Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Guarantor, any Bank or any
                  Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the application of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute as to whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision that results from an arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Guarantor, each Bank and each Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Guarantor, the Banks and the Agents will
                           designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(h) does not limit the
                  right of Guarantor, any Bank or any Agent to:

                                    (A) Exercise self-help remedies such as
                           setoff;

                                    (B) Foreclose against or sell any real or
                           personal property collateral; or

                                    (C) Take action in a court of law, before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The pursuit of or a decision in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Guarantor, any Bank or any Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF GUARANTOR, THE BANKS AND THE AGENTS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(h) HEREOF.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                              [RORKE DATA, INC.][RORKE DATA EUROPE HOLDING B.V.]



                               By:
                                     Name:
                                     Title:





                               By:
                                     Name:
                                     Title:

                                   APPENDIX 6

                         FORM OF RDI SECURITY AGREEMENT

                                RORKE DATA, INC.
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of May [___], 2000, is executed by RORKE DATA, INC., a Minnesota corporation ("RDI"), in favor of Collateral Agent for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital A below (collectively, the "Banks").

                                    RECITALS

         A. Bell Microproducts Inc., a California corporation (the "Borrower"), the Banks, California Bank & Trust (formerly known as Sumitomo Bank of California) ("Administrative Agent"), and Union Bank of California (the "Collateral Agent") are parties to a Third Amended and Restated Credit Agreement dated as of November 12, 1998, as amended by (i) that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 13, 1999, (ii) that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 21, 1999, (iii) that certain Waiver and Third Amendment to Third Amended and Restated Credit Agreement dated as of October 15, 1999, (iv) that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of December 8, 1999, (v) that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 1999, and (vi) that certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement dated as of May [__], 2000 (as amended, the "Restated Credit Agreement").

         B. The Banks' obligations to continue to make the credit accommodations available to Borrower as set forth in the Restated Credit Agreement is subject, among other conditions, to receipt by Collateral Agent of this Security Agreement, duly executed by RDI. RDI expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, RDI hereby agrees with Collateral Agent, for the ratable benefit of the Banks and the Agents, as follows:

         1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

         "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

         "Administrative Agent" shall have the meaning given to that term in Recital A hereof.

         "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

          "Borrower" shall have the meaning given to that term in Recital A hereof.

         "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

         "Depositary Bank" shall have the meaning given to that term in subparagraph 4(e) hereof.

         "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

         "Excluded Collateral" shall mean Collateral consisting of Equipment, Inventory or other goods located at an address not specified in item 8 of Attachment 2 hereto and having a value not to exceed $10,000 in the aggregate for each such unspecified location or $100,000 in the aggregate for all such unspecified locations.

         "Intermediary" shall have the meaning given to that term in Subparagraph 4(f) hereof.

         "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

         "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or any Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

         "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

         "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

         "Restated Credit Agreement" shall have the meaning given to that term in Recital A hereof.

         "RDI" shall have the meaning given to that term in the introductory paragraph hereof

         "Security Agreement" shall mean this Security Agreement as further amended, modified, supplemented or replaced from time to time.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

         2. Grant of Security Interest. As security for the Obligations, RDI hereby pledges and assigns to Collateral Agent (for the ratable benefit of the Banks and the Agents) and grants to Collateral Agent (for the ratable benefit of the Banks and Agents) a security interest in all right, title and interest of RDI in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. RDI represents and warrants to the Banks and the Agents as follows:

         (a) RDI is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time RDI acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time RDI acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

         (b) Collateral Agent has (or in the case of after-acquired Collateral, at the time RDI acquires rights therein, will have) a first priority perfected security interest in the Collateral.

         (c) All Equipment and Inventory (except for Excluded Collateral) are
(i) located at the locations indicated in item 8 of Attachment 2 hereto, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to RDI upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and (iii) of the preceding sentence, RDI has exclusive possession and control of the Inventory and Equipment.

         (d) All Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with all applicable Governmental Rules, including the Fair Labor Standards Act (if applicable).

         (e) RDI keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of Attachment 2 hereto.

         (f) RDI has delivered to Collateral Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the original of each Receivable which is an instrument or chattel paper having a face value in excess of $100,000 and the originals of all certificated securities owed directly by RDI.

         (g) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

         (h) Each insurance policy maintained by RDI is validly existing and is in full force and effect. RDI is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.

         4. Covenants. RDI hereby agrees as follows:

         (a) RDI, at RDI's expense, shall promptly procure, execute and deliver to Collateral Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Collateral Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Collateral Agent therein and the first priority of such Lien or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, RDI shall (i) procure, execute and deliver to Collateral Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Collateral Agent, (ii) deliver to Collateral Agent promptly upon receipt the original of all Collateral which is an instrument, document or chattel paper having a face value in excess of $100,000 and letters of credit and certificated securities and (iii) take such actions as may be necessary to perfect the Lien of Collateral Agent in any Collateral consisting of investment property (including taking the actions required by Subparagraph 4(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Collateral Agent).

         (b) RDI shall not use or permit any Collateral to be used in violation of (i) any provision of the Restated Credit Agreement, this Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

         (c) RDI shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except such Governmental Charges, Liens and other charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

         (d) Without ninety (90) days' prior written notice to Collateral Agent, RDI shall not (i) change RDI's name or place of business (or, if RDI has more than one place of business, its chief executive office), or the office in which RDI's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office set forth in item 2 of Attachment 2 hereto, or (iii) keep Collateral consisting of Equipment, Inventory or other goods (except for Excluded Collateral) at any location other than the locations set forth in item 8 of Attachment 2 hereto.

         (e) For each deposit account maintained by RDI, RDI shall (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 3 hereto (or in any other form acceptable to Collateral Agent in its sole discretion) and (ii) cause the Depositary Bank to execute and deliver to Collateral Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest. Without ten (10) days prior written notice to Collateral Agent, RDI shall not establish any deposit account not set forth in item 16 of Attachment 2 hereto.

         (f) For each securities account and commodity account maintained by RDI, RDI shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 4 hereto and (ii) cause the Intermediary to execute and deliver to Collateral Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Collateral Agent in its sole discretion). Without thirty (30) days prior written notice to Collateral Agent, RDI shall not establish any securities account or commodity account not set forth in item 14 of Attachment 2 hereto.

         (g) RDI shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account for which RDI has complied with subparagraph 4(e) above and in which Collateral Agent has a first priority perfected security interest, subject only to the banker's lien of the Depositary Bank covering its customary account maintenance charges and fees.

         (h) RDI shall appear in and defend any action or proceeding which may affect its title to or Collateral Agent's interest in the Collateral.

         (i) If Collateral Agent gives value to enable RDI to acquire rights in or the use of any Collateral, RDI shall use such value for such purpose.

         (j) RDI shall keep separate, accurate and complete records of the Collateral and shall provide Collateral Agent with such records and such other reports and information relating to the Collateral as Collateral Agent may reasonably request from time to time.

         (k) RDI shall not surrender or lose possession of (other than to Collateral Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement, and notwithstanding any provision of the Restated Credit Agreement, RDI shall keep the Collateral free of all Liens except Permitted Liens.

         (l) RDI shall type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the possession of Collateral Agent a legend satisfactory to Collateral Agent indicating that such chattel paper is subject to the security interest granted hereby.

         (m) RDI shall collect, enforce and receive delivery of the Receivables in accordance with past practice unless otherwise notified by Collateral Agent after the occurrence and during the continuance of an Event of Default.

         (n) RDI shall comply with all material Requirements of Law applicable to RDI which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

         (o) RDI shall (i) maintain and keep in force insurance of the types and in amounts customarily carried from time to time during the term of this Security Agreement in its lines of business, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to Collateral Agent, (ii) deliver to Collateral Agent from time to time, as Collateral Agent may request, schedules setting forth all insurance then in effect, and (iii) deliver to Collateral Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Collateral Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of RDI and such policies shall contain such additional endorsements as shall be required by Collateral Agent, including the endorsements specified in Attachment 5 hereto. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to RDI. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Collateral Agent to be held as Collateral and applied as provided in the Restated Credit Agreement or, at the election of the Required Banks, returned to RDI.

         5. Authorized Action by Collateral Agent. RDI hereby irrevocably appoints Collateral Agent as its attorney-in-fact and agrees that Collateral Agent may perform (but Collateral Agent shall not be obligated to and shall incur no liability to RDI or any third party for failure so to do) any act which RDI is obligated by this Security Agreement to perform, and to exercise such rights and powers as RDI might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of RDI relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Collateral Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. RDI agrees to reimburse Collateral Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Collateral Agent may incur while acting as RDI's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. RDI agrees that such care as Collateral Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Collateral Agent's possession; provided, however, that Collateral Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. RDI shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement. In addition to all other rights and remedies granted to Collateral Agent by this Security Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Collateral Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Collateral Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Collateral Agent; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to Collateral Agent and/or deliver any proceeds thereof to Collateral Agent; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Collateral Agent may determine; (e) require RDI to assemble the Collateral and make it available to Collateral Agent at a place to be designated by Collateral Agent; (f) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of RDI under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Collateral Agent deems appropriate. In furtherance of Collateral Agent's rights hereunder, RDI hereby grants to Collateral Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Collateral Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which RDI now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, RDI hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

         7.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Collateral Agent or RDI under this Security Agreement shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Collateral Agent:          Union Bank of California, N.A.
                                    Northern California Commercial Banking Group
                                    350 California Street, 10th Floor
                                    San Francisco, CA  94104
                                    Attention:  Bill Hinch
                                                Vice President
                                    Telephone: (415) 705-7028
                                    Facsimile: (415) 705-7111

         RDI:                       Rorke Data, Inc.
                                    c/o Bell Microproducts, Inc.
                                    1941 Ringwood Avenue
                                    San Jose, CA  95131
                                    Attn:    Mr. Don W. Bell
                                             President
                                    Telephone:  (408) 451-1635
                                    Facsimile:  (408) 451-1694

         (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Restated Credit Agreement. No failure or delay by any Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Agents, the Banks and RDI and their respective successors and assigns; provided, however, that the Agents, the Banks and RDI may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Collateral Agent may disclose this Security Agreement as provided in the Restated Credit Agreement.

         (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (e) Cumulative Rights, Etc. The rights, powers and remedies of the Agents and the Banks under this Security Agreement shall be in addition to all rights, powers and remedies given to the Agents and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Collateral Agent's rights hereunder. RDI waives any right of marshalling or to require any Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in such Agent's or such Bank's power.

         (f) Payments Free of Taxes, Etc. All payments made by RDI under this Security Agreement shall be made by RDI free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, RDI shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Collateral Agent, RDI shall furnish evidence satisfactory to

Collateral Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

         (g) RDI's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by any Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) RDI shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither any Agent nor any Bank shall assume any liability to perform such obligations and duties or to enforce any of RDI's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

         (h) Governing Law and Jurisdiction. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Security Agreement, RDI consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. RDI irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Security Agreement. RDI waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

         (i) Arbitration.

                  (i) This subparagraph 9(i) concerns the resolution of any controversies or claims between or among RDI, any Bank and any Agent, including but not limited to those that arise from:

                           (A) This Security Agreement or any other Credit
                  Document to which RDI is a party;

                           (B) Any violation of this Security Agreement or any
                  other Credit Document to which RDI is a party; or

                           (C) Any claims for damages resulting from any
                  business conducted between RDI and any Bank or any Agent, including claims for injury to persons, property or business interests.

                  (ii) At the request of RDI, any Bank or any Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                  (iii) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                  (iv) For purposes of the application of the statute of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                  (v) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

                  (vi) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                  (vii) The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, RDI, each Bank and Collateral Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                           (A) RDI, the Banks and the Agents will designate a
                  referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                           (B) The designated referee (or the panel of referees)
                  will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                           (C) The referee (or the presiding referee of the
                  panel) will be an active attorney or a retired judge; and

                           (D) The award that results from the decision of the
                  referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                  (viii) This subparagraph 9(i) does not limit the right of RDI, any Bank or the Agents to:

                           (A) Exercise self-help remedies such as setoff;

                           (B) Foreclose against or sell any real or personal
                  property collateral; or

                           (C) Take action in a court of law, before, during or
                  after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                  (ix) The pursuit of or a decision in an action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of RDI, any Bank or any Agent, including the suing party, to submit the controversy or claim to arbitration.

         (j) JURY TRIAL. EACH OF RDI, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(i) HEREOF.

         IN WITNESS WHEREOF, RDI has caused this Security Agreement to be executed as of the day and year first above written.

                                RORKE DATA, INC.



                                 By:
                                     Name:
                                     Title:



                                 By:
                                     Name:
                                     Title:


                                 UNION BANK OF CALIFORNIA, N.A.
                                 as Collateral Agent



                                 By:
                                     Name:
                                     Title:

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

         All right, title and interest of RDI, whether now owned or hereafter acquired, in and to the following:

         (a) All equipment and fixtures (including, without limitation, manufacturing equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

         (b) All inventory (including, without limitation, (i) all computers, semiconductor devices, integrated circuits, disc drives, computer peripheral equipment, monitors, other computer-related equipment, other electronic equipment, and all other raw materials, work in process and finished goods and
(ii) all such goods which are returned to or repossessed by RDI), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

         (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

         (d) All certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, commodity accounts and other investment property;

         (e) All other general intangibles and contract rights not otherwise described above (including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of RDI);

         (f) All other property not otherwise described above (including, without limitation, all money, letters of credit, documents and goods); and

         (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                  ATTACHMENT 2
                              TO SECURITY AGREEMENT

                                   RDI PROFILE

                                RORKE DATA, INC.

                                     ("RDI")



         1. The current legal name of RDI is Rorke Data, Inc., a Minnesota corporation.

         2. RDI's chief executive office is located at [______________________].

         3. RDI was organized on [___________________]. Since its organization, RDI has had no other legal name (other than its current legal name) except for the following (provide name and date of change):

                     Prior Name                     Date Name
                                                     Changed
               -----------------------         -------------------



         4. RDI does not do business under any trade name except for the following (provide name and indicate whether registered):

                     Trade Name                    Registered?
               -----------------------         -------------------




                  5. Since RDI's organization, no other corporation has been merged into RDI except for the following (provide names, dates and brief description of transactions):

          Name of                   Date of                 Description of
        Corporation                  Merger                  Transaction
    -----------------------    -------------------     ----------------------

         6. RDI has not acquired any of its assets in a bulk sale or any other transaction not in the ordinary course of business of the seller except for the following (provide description of assets, date and description of transaction and name of seller):

   Description of           Date of          Description of       Seller
       Assets             Acquisition         Transaction
   --------------         -----------        --------------       ------



         7. The following is a complete list of all other jurisdictions in which RDI is qualified to do business:

                  Jurisdiction


         8. The following is a complete list of all offices and other places of business at which RDI currently conducts or has within the last four months conducted business (provide address, owner of site and brief description of assets located there):

              Address                                          Brief Description
                                           Owner of Site           of Assets
          -------------------         -------------------      -----------------






         9. The following is a complete list of all persons and entities (other than RDI) who at any time have possession of any assets of RDI (provide name, address where located and description of assets located there):

                Person or             Address       Brief Description of Assets
                  Entity
             ---------------        ------------   -----------------------------

                None



         Of the persons and entities listed above in this item 9;

         a. The following persons and entities are warehouses which issue warehouse receipts:

                                       Person or
                                         Entity
                              -----------------------------

                                          None

         b. The following persons and entities process or finish inventory or other goods for RDI:

                                       Person or
                                         Entity
                              -----------------------------



         c. The following persons and entities hold inventory or other goods on consignment for RDI:

                                       Person or
                                         Entity
                              -----------------------------





         d. The following other persons and entities have possession of assets of RDI for the purposes indicated:

                      Person or                       Purpose
                       Entity
                    ---------------                --------------



         10. The following is a complete list of all motor vehicles owned by RDI (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

                                 State of                  State in which
         Vehicle               Registration                    Based
         ---------------    --------------------       ------------------------

         11. The following is a complete list of all aircraft and boats and all other inventory, equipment and other goods of RDI which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                                    Registration
              Goods                    System                  Jurisdiction
          ------------          -------------------          -----------------



         12. The following is a complete list of all patents, copyrights, trademarks, tradenames and service marks registered in the name of RDI:

           a.          Patents                        Registration No.
                       ---------------------------    --------------------



           b.          Copyrights                     Registration No.
                       ---------------------------    --------------------



           c.          Trademarks,
                       Trade Names and
                       Service Marks                  Registration No.
                       ---------------------------    --------------------



         13. The following is a complete list of all subsidiaries of RDI (provide name of subsidiary, jurisdiction of incorporation, outstanding shares and shares owned by RDI):

            Subsidiary         Jurisdiction          Shares        Shares Owned
                                                  Outstanding         by RDI
           ------------       --------------     -------------    --------------




         14. The following is a complete list of all securities accounts maintained by RDI (provide name and address of securities intermediary at which maintained, type of account and account number):

             Securities        Intermediary      Type of    Account Number
            Intermediary         Address         Account
            ------------       ------------      -------    --------------
            ------------       ------------      -------    --------------
            ------------       ------------      -------    --------------
            ------------       ------------      -------    --------------


         15. The following is a complete list of all other stock (other than the stock of subsidiaries described in item 13 above or held indirectly through securities accounts described in item 14 above), bonds, debentures, notes and other securities owned by RDI which have a value (higher of cost or market value) of $100 or more (provide name of issuer, a description of security and value):

                                 Description of
               Issuer               Security                       Value
           ---------------     ------------------            --------------
           ---------------     ------------------            --------------

         16. The following is a complete list of all notes payable to RDI not otherwise listed in item 14 above (provide name of obligor, date, original principal amount and current principal balance):

        Obligor            Date             Original               Current
                                             Amount                Balance
       ---------      ---------------     ------------          -------------



         17. The following is a complete list of all bank accounts maintained by RDI (provide name and address of depository bank, type of account and account number):

           Depository            Bank              Type of           Account
              Bank              Address            Account            Number
          ------------       -------------       ------------      ----------

         18. Does RDI regularly receive letters of credit from customers to secure payments of sums owed to RDI?

                  Yes  ____.        No   ____.

                  19. Does RDI regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof?

                  Yes  ____.        No   ____.

         If yes, indicate the percentage of RDI's total outstanding accounts receivable that are due from the United States government and agencies and departments thereof: ________%

         20. Does RDI regularly receive advance deposits from customers for goods not yet delivered to such customers?

                  Yes  ____.        No   ____.

         21. Does RDI regularly import goods from outside the United States? No

         22. The following is a complete list of all third parties who perform data processing services for RDI or maintain records with respect to RDI's accounts receivable (provide name and address of third party and describe services performed and/or records maintained):

               Name                 Address             Description of Services
                                                            and/or Records
         -------------------  --------------------     -------------------------



         23. The following is a complete list of all data processing equipment of RDI which is leased (provide description of equipment and name and address of lessor):

                                                                   Lessor
     Description of Equipment              Lessor                  Address
-----------------------------------  -----------------  ------------------------



         24. The following is a complete list of all data processing equipment of RDI which is subject to security interests of persons other than Bank (provide description of equipment and name and address of secured party):

             Description of Equipment     Secured Party         Secured Party
                                                                     Address
           ---------------------------  -----------------  ---------------------



         25. The most recent federal income tax returns of RDI that have been audited by the IRS are:

         26. Neither RDI nor any of its property is subject to any tax assessments which are currently outstanding and unpaid except for the following (provide name of assessing authority and amount and description of assessment):

               Assessing Authority          Amount            Description
         ------------------------------  ---------------  ----------------------



         27. Neither RDI nor any of its property is subject to any judgment lien, attachment, assessment (other than any tax assessments set forth in item 25 above) or any other similar process which is currently outstanding and unpaid except for the following (provide name of party asserting lien, etc., amount and description of lien, etc.):

         Asserting Authority                Amount            Description
         -----------------------     -----------------  ------------------------



         28. The following is a complete list of all pending and threatened litigation or claims involving amounts claimed against RDI in excess of $1,000,000 (provide name of claimant, amount of claim and brief description of claim):

             Claimant                       Amount            Description
         -----------------------    ------------------   ----------------------

                                  ATTACHMENT 3
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                                 DEPOSIT ACCOUNT

                            ___________ __, [19][20]_

[Name of Depositary Bank]
[Address of Depositary Bank]
---------------------------
---------------------------


         RORKE DATA, INC., a Minnesota corporation ("RDI") and UNION BANK OF CALIFORNIA, N.A., a national banking association, acting as collateral agent for certain financial institutions (in such capacity, "Collateral Agent"), under that certain Security Agreement dated as of May [___], 2000 (the "Security Agreement"), hereby notify you that RDI has granted to Collateral Agent a security interest in all deposit accounts maintained by RDI with you including, without limitation, the deposit accounts described below, and that this security interest supercedes any previous security interest granted to Administrative Agent in any deposit accounts maintained by the Borrower with you:

                Account                      Depositor's             Account
                 Number                         Name                   Type
        -------------------------     ----------------------    ----------------

        -------------------------     ----------------------    ----------------

        -------------------------     ----------------------    ----------------

        -------------------------     ----------------------    ----------------


RDI and Collateral Agent authorize you to continue to allow RDI to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Collateral Agent until Collateral Agent shall instruct you otherwise.

         RDI has irrevocably authorized Collateral Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by RDI and/or to pay any or all amounts in the Deposit Accounts to Collateral Agent. RDI irrevocably authorizes and directs you to comply with all such instructions received by you from Collateral Agent without further inquiry on your part and hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.

                                RORKE DATA, INC.


                                By:
                                   Name:
                                   Title:


                                UNION BANK OF CALIFORNIA BANK, N.A.
                                as Collateral Agent



                                By:
                                   Name:
                                   Title:

                          ACKNOWLEDGEMENT AND AGREEMENT
                               OF DEPOSITARY BANK

         The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with RDI and Collateral Agent to comply with any instruction it may receive from Collateral Agent in accordance therewith. The undersigned confirms to Collateral Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                     -------------------------------------


                                     By:
                                        Name:
                                        Title:

                                  ATTACHMENT 4
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                         [SECURITIES][COMMODITY] ACCOUNT



                            __________ __, [19][20]__



[Name of Intermediary]
[Address of Intermediary]

---------------------------
---------------------------

         RORKE DATA, INC., a Minnesota corporation ("RDI") and UNION BANK OF CALIFORNIA, N.A., a national banking association, acting as collateral agent for certain financial institutions (in such capacity, "Collateral Agent"), under that certain Security Agreement dated as of May [___], 2000 (the "Security Agreement"), hereby notify you that RDI has granted to Collateral Agent a security interest in all [securities][commodity] accounts maintained by RDI with you including, without limitation, the accounts described below:

                Account                Account Holder's                Account
                Number                       Name                       Type
           ----------------            ----------------           --------------


Until Collateral Agent shall instruct you otherwise pursuant to the following paragraph, RDI and Collateral Agent authorize you, without the consent of Collateral Agent, to continue to comply with all directions of RDI regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

         RDI has authorized Collateral Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of RDI with respect to the Accounts. After your receipt of any such notice, RDI authorizes and directs you, without the consent of RDI or further inquiry on your part, to comply with all directions of Collateral Agent regarding the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to

Collateral Agent or any person designated by Collateral Agent or (c) transfer any or all of the Accounts to the name of Collateral Agent or any person designated by Collateral Agent. RDI hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Collateral Agent.


                              RORKE DATA, INC.


                              By:
                                  Name:
                                  Title:


                              UNION BANK OF CALIFORNIA, N.A. as Collateral Agent



                              By:
                                   Name:
                                   Title:

                          ACKNOWLEDGEMENT AND AGREEMENT
                                 OF INTERMEDIARY


         The undersigned institution hereby acknowledges receipt of the above notice and agrees with RDI and Collateral Agent to comply with any direction it may receive from Collateral Agent in accordance therewith without the consent of RDI or further inquiry. The undersigned confirms to Collateral Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Collateral Agent therein.


                                       ----------------------------------


                                       By:
                                          Name:
                                          Title:

                                  ATTACHMENT 5
                              TO SECURITY AGREEMENT

                             INSURANCE ENDORSEMENTS

         1. Property Insurance. Each of the property insurance policies of RDI shall contain substantially the following endorsements:

                  (a) UNION BANK OF CALIFORNIA, N.A. as collateral agent ("Collateral Agent"), shall be named as additional loss payee.

                  (b) In respect of the interests of Collateral Agent in the policies, the insurance shall not be invalidated by any action or by inaction of RDI or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with RDI to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Collateral Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by RDI or Collateral Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with RDI to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Collateral Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Collateral Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Collateral Agent of written notice from the insurers of such cancellation, change or lapse.

                  (d) Neither Collateral Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e) The insurer shall waive any rights of set-off or counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Collateral Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Collateral Agent or any of the Banks with respect to its or their interest in the Property.

                  (g) The insurer shall waive any right of subrogation against Collateral Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.



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         2. Liability Insurance. Each of the liability insurance policies of RDI shall contain substantially the following endorsements:

                  (a) Collateral Agent shall be named as additional insured.

                  (b) In respect of the interests of Collateral Agent in the policies, the insurance shall not be invalidated by any action or by inaction of RDI or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with RDI to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Collateral Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by RDI or Collateral Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with RDI to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Collateral Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Collateral Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Collateral Agent of written notice from the insurer of such cancellation, change or lapse.

                  (d) Neither Collateral Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e) The insurer shall waive any rights of set-off or counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Collateral Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by any Agent or any of the Banks with respect to their interests in the Property.

                  (g) The insurer shall waive any right of subrogation against Collateral Agent and each Bank.

                  (f) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.



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                                   APPENDIX 7


CORPORATE DOCUMENTS.

                  (1) The Certificate of Incorporation of RDI, certified as of a recent date prior to the Sixth Amendment Effective Date by the Secretary of State of Minnesota;

                  (2) A Certificate of Good Standing for RDI, certified as of a recent date prior to the Sixth Amendment Effective Date by the Secretary of State of Minnesota;

                  (3) A certificate of the Secretary of RDI, dated the Sixth Amendment Effective Date, certifying (a) that the Certificate of Incorporation of RDI, in the form certified by the Secretary of State of Minnesota and delivered to Administrative pursuant to item (1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification;
         (b) that attached thereto is a true and correct copy of the Articles of Incorporation of RDI as in effect on the Sixth Amendment Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of RDI and continuing in effect, which authorize the execution, delivery and performance by RDI of the Credit Documents executed or to be executed by RDI and the consummation of the transactions contemplated hereby and thereby; and (d) that there are no proceedings for the dissolution or liquidation of RDI (commenced or threatened); and

                  (4) A certificate of the Secretary of RDI, dated the Sixth Amendment Effective Date, certifying the incumbency, signatures and authority of the officers of RDI authorized to execute, deliver and perform the applicable Credit Documents on behalf of RDI.

SECURITY DOCUMENTS.

                  (1) All Uniform Commercial Code financing statements and other documents, instruments and agreements reasonably requested by Collateral Agent to perfect the security interests, liens and assignments granted to Collateral Agent by RDI in connection herewith, appropriately completed and duly executed by the appropriate parties;

                  (2) Search certificates or similar documentation evidencing the filing of the financing statements necessary to perfect the security interests granted to Collateral Agent by RDI pursuant to the Credit Documents will be prior to the financing statements of all other Persons;

                  (3) The certificates representing the stock pledged to Collateral Agent pursuant to the RDI Pledge Agreement, together with blank stock powers for each such certificate duly executed by RDI and the certificates representing the stock pledged to Collateral Agent pursuant to the Restated Borrower Pledge Agreement, together with blank stock powers for each such certificate duly executed by the Borrower;


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                  (4) Such other documents, instruments and agreements as
         Collateral Agent may reasonably request to establish and perfect the Liens granted to Collateral Agent or any Bank in this Agreement, the Security Documents and the other Credit Documents.

OTHER ITEMS.

                  (1) A certificate of the President, a Vice President or Chief Financial Officer of Borrower, addressed to Administrative Agent and the Banks and dated as of the Sixth Amendment Effective Date, certifying that:

                           (a) The representations and warranties set forth in
                  Paragraph 4.01 are true and correct as of such date;

                           (b) No Event of Default or Default has occurred and
                  is continuing as of such date; and

                           (c) Each of the Credit Documents required to be
                  delivered to Administrative Agent or any Bank on or prior to the Sixth Amendment Effective Date is in full force and effect as of such date;

                  (3) Certificates of insurance in forms acceptable to Collateral Agent, naming Collateral Agent as additional insured or as loss payee with respect to the assets of RDI secured pursuant to the RDI Security Agreement;

                  (4) Such other evidence as any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Restated Credit Agreement and the other Credit Documents.